UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2022

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
4.875% Non-Cumulative Preferred Stock, Series G	AGM.PRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2022, the Board of Directors (“Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) adopted amendments to Farmer Mac’s by-laws, as amended and restated (the “By-Laws”). The By-Laws amend Farmer Mac's prior by-laws, dated May 6, 2020, as described below:

•Article III, Section 1 (Officers and Employees; Number and Type): This section was amended to define “executive officer” for clarity in the context of committee responsibilities and to add new language that the Chief Executive Officer shall appoint Farmer Mac’s Treasurer (unless the Treasurer also has the rank of Senior Vice President or higher, in which case the Board of Directors shall appoint the Treasurer by resolution).

•Article V (Board of Directors): Article V of the By-Laws was amended to clarify expectations about meeting attendance, to authorize the establishment of subcommittees, to change the names of four of the eight standing committees of the Board, and to further clarify the responsibilities of all eight standing committees, as described in more detail below:

◦Section 5 (Virtual Attendance at Meetings): This section was amended to clarify expected participation for all Board and committee meetings by Board members, with in-person attendance expected for all meetings not designated as virtual meetings unless unusual or extraordinary circumstances prevent in-person attendance.

◦Section 10 (Standing Committees): This section was amended to authorize the establishment of subcommittees approved by the Corporate Governance Committee.

◦Section 10(a) (Standing Committees; Audit Committee): This section was amended to clarify the Audit Committee’s oversight responsibilities for accounting and financial reporting, the integrity of Farmer Mac’s financial statements, legal and regulatory compliance, Farmer Mac’s relationship with its independent auditor, and oversight of Farmer Mac’s internal auditor and internal audit function.

◦Section 10(b) (Standing Committees; Business Development and Business Strategy Committee): This section was amended to rename the Strategy and Business Development Committee to the Business Development and Business Strategy Committee. The amended section also clarifies that the Business Development and Business Strategy Committee’s oversight responsibilities include execution of Farmer Mac’s strategic plan, oversight of Farmer Mac’s lines of business and loan servicing relationships, and oversight of Farmer Mac’s reputation risk with its customers.

◦Section 10(c) (Standing Committees; Corporate Governance Committee): This section was amended to clarify that the Corporate Governance Committee’s role in the oversight of Farmer Mac’s corporate strategy and strategic planning process, as well as codifying existing practices in which the committee currently engages, such as reviewing potential conflicts of interest, overseeing compliance with Farmer Mac’s Code of Business Conduct and Ethics, identifying qualified CEO candidates, and advising on executive officer appointments recommended by the CEO. The amendments to this section also clarify that the Corporate Governance Committee’s authority to act on behalf of the Board between meetings is limited to actions that an ad hoc crisis management committee could not cover.

◦Section 10(d) (Standing Committees; Credit Committee): This section was amended to rename the Credit Risk Committee to the Credit Committee. The amended section also clarifies that the Credit Committee’s oversight responsibilities extend to credit policies and objectives (not only risks associated with Farmer Mac’s credit activities) and that the committee also has oversight of developing Farmer Mac’s credit risk appetite and Farmer Mac’s internal credit review function.

◦Section 10(e) (Standing Committees; Enterprise Risk Committee): This section was amended to bring cybersecurity and corporate insurance under the jurisdiction of the Enterprise Risk Committee and to establish the committee’s responsibility to periodically review Farmer Mac’s information technology function and related risks. The amended section also clarifies that the Enterprise Risk Committee has primary oversight responsibility for Farmer Mac’s risk assessment and risk management policies.

◦Section 10(f) (Standing Committees; Finance Committee): This section was amended to rename the Financial Risk Committee to the Finance Committee. The amended section also extends the Finance Committee’s oversight responsibilities to finance policies and objectives (not only risks associated with Farmer Mac’s finance activities) and also clarifies specific finance functions and activities over which the committee has jurisdictional oversight.

◦Section 10(g) (Standing Committees; Human Capital and Compensation Committee): This section was amended to rename the Compensation Committee to the Human Capital and Compensation Committee. The amended section adds general oversight responsibility for Farmer Mac’s human capital and resources function under the jurisdiction of the Human Capital and Compensation Committee in addition to the existing responsibility for executive compensation programs, policies, and decisions.

◦Section 10(h) (Standing Committees; Public Policy and Corporate Social Responsibility Committee): This section was amended to clarify that the Public Policy and Corporate Social Responsibility Committee’s oversight responsibilities for evaluating and making recommendations to the Board about pending and proposed legislation that could affect Farmer Mac and its stakeholders and for developing Farmer Mac’s policies and activities that may affect Farmer Mac’s non-customer stakeholders. The amended section also clarifies the committee’s oversight responsibility for Farmer Mac’s political action committee (PAC) and alignment of the PAC’s objectives with Farmer Mac’s Congressional outreach efforts.

The foregoing summary of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws as amended by the Board through August 11, 2022, which is filed as Exhibit 3.1 to this report and incorporated by reference into this report in its entirety.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

3.1	By-Laws of the Federal Agricultural Mortgage Corporation, as amended and restated by the Board of Directors through August 11, 2022
104	Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                        By: /s/ Stephen P. Mullery
                         Name: Stephen P. Mullery
                         Title: Executive Vice President – General Counsel

Dated: August 17, 2022